Exhibit 99.2

Third Quarter 2012

Supplemental Reporting Package

Forward Looking Statement

We make statements in this report that are considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act, which are usually identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “may,” “plans,” “projects,” “seeks,” “should,” “will,” and variations of such words or similar expressions. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and are including this statement for purposes of complying with those safe harbor provisions. These forward-looking statements reflect our current views about our plans, intentions, expectations, strategies and prospects, which are based on the information currently available to us and on assumptions we have made. Although we believe that our plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, we can give no assurance that the plans, intentions, expectations or strategies will be attained or achieved. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control including, without limitation:

•

national, international, regional and local economic conditions, including, in particular, the impact of the economic downturn and the strength of the economic recovery and the potential impact of the financial crisis in Europe;

•	the general level of interest rates and the availability of capital;
•	the competitive environment in which we operate;
•	real estate risks, including fluctuations in real estate values and the general economic climate in local markets and competition for tenants in such markets;
•	decreased rental rates or increasing vacancy rates;
•	defaults on or non-renewal of leases by tenants;
•	acquisition and development risks, including failure of such acquisitions and development projects to perform in accordance with projections;
•	the timing of acquisitions, dispositions and developments;
•	natural disasters such as fires, floods, tornadoes, hurricanes and earthquakes;
•	energy costs;
•

the terms of governmental regulations that affect us and interpretations of those regulations, including the cost of compliance with those regulations, changes in real estate and zoning laws and increases in real property tax rates;

•	financing risks, including the risk that our cash flows from operations may be insufficient to meet required payments of principal, interest and other commitments;
•	lack of or insufficient amounts of insurance;
•	litigation, including costs associated with prosecuting or defending claims and any adverse outcomes;
•	the consequences of future terrorist attacks or civil unrest;
•	environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently owned or previously owned by us; and
•	other risks and uncertainties detailed from time to time in our filings with the Securities and Exchange Commission.

In addition, our current and continuing qualification as a real estate investment trust, or REIT, involves the application of highly technical and complex provisions of the Internal Revenue Code of 1986, or the Code, and depends on our ability to meet the various requirements imposed by the Code through actual operating results, distribution levels and diversity of stock ownership.

Third Quarter 2012 Supplemental Reporting Package	Page 1

Quarterly Highlights

Same Store Net Operating Income Growth(1)	Portfolio Occupancy (%)(1)

Total Leasing Volume (square feet, in millions)	Acquisitions/Dispositions(2) (in millions)

Top 10 Markets(3) Consolidated Operating

(1)	Prior period amounts are as previously reported. Same Store NOI excludes lease termination fees.

(2)	Includes consolidated property acquisitions or dispositions.

(3)	Based on annualized base rent as of September 30, 2012. Occupancy is as of period end.

Third Quarter 2012 Supplemental Reporting Package	Page 2

Consolidated Statements of Operations

(unaudited, amounts in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
REVENUES:
Rental revenues	$67,327	$61,009	$194,774	$177,378
Institutional capital management and other fees	937	1,004	3,143	3,153

Total revenues	68,264	62,013	197,917	180,531

OPERATING EXPENSES:
Rental expenses	9,151	7,977	24,714	24,242
Real estate taxes	10,093	9,235	29,309	26,462
Real estate related depreciation and amortization	30,862	30,495	92,112	88,181
General and administrative	6,838	6,346	19,136	20,465
Casualty gains	—	—	(141)	—

Total operating expenses	56,944	54,053	165,130	159,350

Operating income	11,320	7,960	32,787	21,181

OTHER INCOME AND EXPENSE:
Equity in earnings (loss) of unconsolidated joint ventures, net	1,208	(967)	784	(3,450)
Impairment losses on investments in unconsolidated joint ventures	—	—	—	(1,934)
Interest expense	(17,299)	(16,515)	(51,769)	(46,539)
Interest and other income (expense)	194	(356)	354	(257)
Income tax benefit (expense) and other taxes	(68)	56	(623)	(105)

Loss from continuing operations	(4,645)	(9,822)	(18,467)	(31,104)
Discontinued operations:
Operating income and other expenses	679	731	1,431	2,632
Gain on dispositions of real estate interests from discontinued operations	12,227	—	926	—

Income from discontinued operations	12,906	731	2,357	2,632

Consolidated net income (loss) of DCT Industrial Trust Inc.	8,261	(9,091)	(16,110)	(28,472)
Net (income) loss attributable to noncontrolling interests	(713)	1,015	1,870	3,385

Net income (loss) attributable to common stockholders	7,548	(8,076)	(14,240)	(25,087)

Distributed and undistributed earnings allocated to participating securities	(134)	(103)	(400)	(337)

Adjusted net income (loss) attributable to common stockholders	$7,414	$(8,179)	$(14,640)	$(25,424)

EARNINGS PER COMMON SHARE – BASIC AND DILUTED:
Loss from continuing operations	$(0.02)	$(0.03)	$(0.07)	$(0.12)
Income (loss) from discontinued operations	0.05	0.00	0.01	0.01

Net income (loss) attributable to common stockholders	$0.03	$(0.03)	$(0.06)	$(0.11)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic and diluted	253,657	245,805	249,381	241,548

Third Quarter 2012 Supplemental Reporting Package	Page 3

Consolidated Balance Sheets

(amounts in thousands)

	September 30, 2012	December 31, 2011
ASSETS:	(unaudited)
Operating properties	$3,084,837	$3,100,172
Properties under development	53,415	9,525
Properties under redevelopment	9,995	4,284
Properties in pre-development including land held	54,104	47,082

Total investment in properties	3,202,351	3,161,063
Less accumulated depreciation and amortization	(613,418)	(589,314)

Net investment in properties	2,588,933	2,571,749
Investments in and advances to unconsolidated joint ventures	147,643	139,278

Net investment in real estate	2,736,576	2,711,027
Cash and cash equivalents	37,591	12,834
Notes receivable	231	1,053
Deferred loan costs, net	7,006	8,567
Straight-line rent and other receivables, net	48,205	42,349
Other assets, net	25,647	17,468

Total assets	$2,855,256	$2,793,298

LIABILITIES AND EQUITY:
Accounts payable and accrued expenses	$51,713	$45,785
Distributions payable	20,464	19,057
Tenant prepaids and security deposits	19,872	22,864
Other liabilities	7,853	29,797
Intangible lease liability, net	18,843	18,897
Line of credit	—	—
Senior unsecured notes	1,025,000	935,000
Mortgage notes	275,216	317,783

Total liabilities	1,418,961	1,389,183

Total stockholders’ equity	1,275,559	1,207,969
Noncontrolling interests	160,736	196,146

Total liabilities and equity	$2,855,256	$2,793,298

Third Quarter 2012 Supplemental Reporting Package	Page 4

Funds from Operations

(unaudited, amounts in thousands, except per share and unit data)

	Three Months Ended September 30,		Nine Months Ended September 30,
Reconciliation of net income (loss) attributable to common stockholders to FFO:	2012	2011	2012	2011
Net income (loss) attributable to common stockholders	$7,548	$(8,076)	$(14,240)	$(25,087)
Adjustments:
Real estate related depreciation and amortization	30,934	33,398	94,676	96,839
Equity in (earnings) loss of unconsolidated joint ventures, net	(1,208)	967	(784)	3,450
Equity in FFO of unconsolidated joint ventures	2,590	1,083	7,883	2,119
Impairment losses on depreciable real estate	—	—	11,422	1,934
Gain on dispositions of real estate interests	(12,227)	—	(12,348)	—
Noncontrolling interest in the above adjustments	(1,804)	(3,655)	(9,921)	(10,852)
FFO attributable to unitholders	2,276	2,413	7,377	6,936

FFO basic and diluted	28,109	26,130	84,065	75,339

FFO attributable to common stockholders and unitholders(1):
Adjustments:
Acquisition costs(2)	192	346	987	1,409

FFO, as adjusted, attributable to common stockholders and unitholders — basic and diluted	$28,301	$26,476	$85,052	$76,748

FFO per common share and unit — basic and diluted	$0.10	$0.10	$0.31	$0.28

FFO, as adjusted, per common share and unit — basic and diluted	$0.10	$0.10	$0.31	$0.29

FFO weighted average common shares and units outstanding:
Common shares for earnings per share — basic	253,657	245,805	249,381	241,548
Participating securities	1,999	1,555	1,862	1,623
Units	22,335	25,011	24,003	25,260

FFO weighted average common shares, participating securities and units outstanding — basic	277,991	272,371	275,246	268,431
Dilutive common stock equivalents	663	429	618	468

FFO weighted average common shares, participating securities and units outstanding — diluted	278,654	272,800	275,864	268,899

(1)	Funds from operations, FFO, as defined by the National Association of Real Estate Investment Trusts (NAREIT).
(2)	Excluding amounts attributable to noncontrolling interests.

Third Quarter 2012 Supplemental Reporting Package	Page 5

Selected Financial Data

(unaudited, amounts in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
NET OPERATING INCOME:(1)
Rental revenues	$67,327	$61,009	$194,774	$177,378
Rental expenses and real estate taxes	(19,244)	(17,212)	(54,023)	(50,704)

Net operating income(2)	$48,083	$43,797	$140,751	$126,674

TOTAL CONSOLIDATED PROPERTIES:(3)
Square feet as of period end	58,486	60,369	58,486	60,369
Average occupancy	90.6%	89.3%	90.6%	88.1%
Occupancy as of period end	91.0%	89.9%	91.0%	89.9%

CONSOLIDATED OPERATING PROPERTIES:(3)
Square feet as of period end	57,960	60,213	57,960	60,213
Average occupancy	91.0%	89.5%	90.5%	88.4%
Occupancy as of period end	91.8%	89.9%	91.8%	89.9%

SAME STORE PROPERTIES:(4)
Square feet as of period end	54,316	54,316	52,029	52,029
Average occupancy	90.8%	89.6%	91.3%	89.9%
Occupancy as of period end	91.4%	90.0%	91.8%	90.8%
Rental revenues	$61,640	$59,854	$173,451	$170,868
Rental expenses and real estate taxes	(17,595)	(16,902)	(47,875)	(48,209)

Same store net operating income	44,045	42,952	125,576	122,659
Less: revenue from lease terminations	(186)	(246)	(369)	(429)

Net operating income (excluding revenue from lease terminations)	43,859	42,706	125,207	122,230

Less: straight-line rents, net of related bad debt expense	(1,059)	(1,657)	(2,449)	(5,828)
Less: amortization of below market rents, net	(91)	(102)	(358)	(378)

Cash net operating income (excluding revenue from lease terminations)	$42,709	$40,947	$122,400	$116,024

Net operating income growth (excluding revenue from lease terminations)	2.7%	—	2.4%	—
Cash net operating income growth (excluding revenue from lease terminations)	4.3%	—	5.5%	—

SUPPLEMENTAL CONSOLIDATED CASH FLOW AND OTHER INFORMATION:
Straight-line rents—increase to revenue, net of related bad debt expense(3)	$1,307	$1,820	$4,395	$6,951
Straight-line rent receivable (balance sheet)(3)	$38,913	$34,141	$38,913	$34,141
Net amortization of below market rents – increase to revenue(3)	$230	$211	$573	$375
Capitalized interest	$1,113	$461	$2,583	$2,133
Stock-based compensation amortization	$1,063	$1,092	$3,078	$3,757
Revenue from lease terminations(3)	$331	$269	$546	$457
Bad debt expense, excluding bad debt expense related to straight-line rents(3)	$161	$93	$521	$691

CONSOLIDATED CAPITAL EXPENDITURES:(3)
Development and acquisition capital improvements	$21,044	$4,093	$33,510	$10,466
Building and land improvements	3,840	3,410	7,993	6,027
Tenant improvements and leasing costs	6,076	9,546	20,448	24,438

Total capital expenditures	$30,960	$17,049	$61,951	$40,931

(1)	Excludes discontinued operations.
(2)	See reconciliation of net operating income to loss from continuing operations in Definitions.
(3)	Includes discontinued operations.
(4)	See the Definitions for same store properties.

Third Quarter 2012 Supplemental Reporting Package	Page 6

Property Overview

(continued)

As of September 30, 2012

Markets	Number of Buildings	Percent Owned (1)	Square Feet	Percentage of Total Square Feet	Occupancy Percentage	Annualized Base Rent(2)		Percent of Total Annualized Base Rent
CONSOLIDATED OPERATING:			(in thousands)			(in thousands)
Atlanta	38	100.0%	6,098	10.4%	89.4%	$17,640		8.6%
Baltimore/Washington D.C.	18	99.8%	2,160	3.7%	93.7%	10,495		5.1%
Central Pennsylvania	8	100.0%	1,453	2.5%	84.6%	4,719		2.3%
Chicago	21	100.0%	4,029	6.9%	99.7%	13,289		6.5%
Cincinnati	32	100.0%	4,492	7.7%	89.9%	12,894		6.3%
Columbus	14	100.0%	4,301	7.4%	88.1%	8,686		4.2%
Dallas	46	100.0%	4,754	8.1%	90.0%	14,882		7.3%
Denver	2	100.0%	278	0.5%	91.7%	1,234		0.6%
Houston	39	100.0%	2,618	4.5%	97.8%	15,302		7.5%
Indianapolis	7	100.0%	2,299	3.9%	97.8%	7,619		3.7%
Louisville	4	100.0%	1,330	2.3%	99.3%	4,205		2.1%
Memphis	11	100.0%	5,218	8.9%	83.9%	12,369		6.0%
Mexico	15	100.0%	1,653	2.8%	98.5%	6,989		3.4%
Miami	7	100.0%	812	1.4%	97.1%	5,811		2.8%
Nashville	4	100.0%	1,839	3.1%	77.0%	3,999		2.0%
New Jersey	11	100.0%	1,532	2.6%	92.5%	7,449		3.6%
Northern California	25	100.0%	2,784	4.8%	95.5%	15,098		7.4%
Orlando	20	100.0%	1,864	3.2%	93.1%	6,613		3.2%
Phoenix	14	100.0%	1,717	2.9%	78.3%	4,557		2.2%
San Antonio	13	100.0%	1,176	2.0%	97.3%	3,780		1.9%
Seattle	10	100.0%	1,531	2.6%	98.0%	6,604		3.2%
Southern California	29	89.5%	4,022	6.9%	99.7%	20,745		10.1%

Total/weighted average — operating properties	388	99.3%	57,960	99.1%	91.8%	204,979		100.0%

REDEVELOPMENT PROPERTIES:
New Jersey	1	100.0%	107	0.2%	0.0%	—		0.0%
Phoenix	1	100.0%	76	0.1%	0.0%	—		0.0%

Total/weighted average — redevelopment properties	2	100.0%	183	0.3%	0.0%	—		0.0%

DEVELOPMENT PROPERTIES:
Baltimore/Washington D.C.	1	95.0%	76	0.1%	0.0%	—		0.0%
Houston	1	100.0%	267	0.5%	0.0%	—		0.0%

Total/weighted average — development properties	2	98.9%	343	0.6%	0.0%	—		0.0%

Total/weighted average — consolidated properties	392	99.3%	58,486	100.0%	91.0%	$204,979	(3)	100.0%

See footnotes on next page.			Continued on next page

Third Quarter 2012 Supplemental Reporting Package	Page 7

Property Overview

(continued)

As of September 30, 2012

Markets	Number of Buildings	Percent Owned (1)	Square Feet	Percentage of Total Square Feet	Occupancy Percentage	Annualized Base Rent(2)	Percent of Total Annualized Base Rent
UNCONSOLIDATED OPERATING PROPERTIES:			(in thousands)			(in thousands)
IDI (Chicago, Nashville, Savannah)	3	50.0%	1,423	8.5%	44.8%	$1,533	3.4%
Southern California Logistics Airport(4)	6	50.0%	1,984	11.9%	97.8%	6,832	15.0%

Total/weighted average — unconsolidated operating properties	9	50.0%	3,407	20.4%	75.7%	8,365	18.4%

OPERATING PROPERTIES IN CO-INVESTMENT VENTURES:
Atlanta	3	11.5%	1,193	7.1%	88.5%	2,913	6.4%
Central Pennsylvania	4	8.2%	1,210	7.2%	55.1%	2,709	5.9%
Charlotte	1	3.6%	472	2.8%	100.0%	1,604	3.5%
Chicago	4	18.0%	1,525	9.1%	79.8%	3,300	7.2%
Cincinnati	3	13.6%	891	5.3%	97.5%	2,838	6.2%
Columbus	2	5.7%	451	2.7%	100.0%	1,326	2.9%
Dallas	4	16.8%	1,726	10.3%	86.0%	4,909	10.8%
Denver	5	20.0%	773	4.6%	95.9%	3,313	7.3%
Indianapolis	1	11.4%	475	2.8%	96.2%	1,788	3.9%
Louisville	4	10.0%	736	4.4%	100.0%	2,127	4.7%
Memphis	1	20.0%	1,039	6.2%	74.1%	2,331	5.1%
Minneapolis	3	3.6%	472	2.8%	50.7%	1,404	3.1%
Nashville	2	20.0%	1,020	6.1%	100.0%	1,395	3.1%
New Jersey	2	10.2%	216	1.3%	96.3%	920	2.0%
Northern California	1	3.6%	396	2.4%	100.0%	1,188	2.6%
Orlando	2	20.0%	696	4.2%	100.0%	3,168	6.9%

Total/weighted average — co-investment operating properties	42	13.9%	13,291	79.6%	86.4%	37,233	81.6%

Total/weighted average — unconsolidated properties	51	21.3%	16,698	100.0%	84.2%	$45,598	100.0%

SUMMARY:
Total/weighted average — operating properties	439	81.8%	74,658	99.3%	90.1%	$250,577	100.0%
Total/weighted average — redevelopment properties	2	100.0%	183	0.2%	0.0%	—	0.0%
Total/weighted average — development properties	2	98.9%	343	0.5%	0.0%	—	0.0%

Total/weighted average — all properties	443	81.9%	75,184	100.0%	89.5%	$250,577	100.0%

(1)	Percent owned is based on equity ownership weighted by square feet.
(2)	Excludes future contractual rent increases and decreases.
(3)	Excludes total annualized base rent associated with tenants in free rent periods of $9.0 million based on the first month's cash based rent.
(4)	Although we contributed 100% of the initial cash equity capital required by the venture, our partners retain certain participation rights in the venture's available cash flows.

Third Quarter 2012 Supplemental Reporting Package	Page 8

Consolidated Leasing Summary

Leasing Statistics(1)

	Number of Leases Signed	Square Feet Signed	Cash Basis Rent Growth	GAAP Basis Rent Growth	Weighted Average Lease Term(2)	Turnover Costs	Turnover Costs Per Square Foot
FOUR QUARTERS ROLLING		(in thousands)				(in thousands)
New	145	5,630	-7.8%	0.6%	61	$18,129	$3.22
Renewal	154	9,233	-4.7%	2.9%	54	9,510	1.03
Development and redevelopment	7	1,191	N/A	N/A	96	N/A	N/A

Total/Weighted Average	306	16,054	-5.3%	2.5%	60	$27,639	$1.86

Weighted Average Retention	73.6%

THIRD QUARTER 2012
New	32	1,128	-0.7%	-2.5%	67	$5,099	$4.52
Renewal	27	988	2.2%	8.7%	29	948	0.96
Development and redevelopment	3	925	N/A	N/A	86	N/A	N/A

Total/Weighted Average	62	3,041	0.9%	3.8%	61	$6,047	$2.86

Weighted Average Retention	70.2%

YEAR TO DATE 2012
New	102	4,382	-6.9%	1.7%	59	$13,628	$3.11
Renewal	123	6,675	-3.7%	2.1%	45	6,074	0.91
Development and redevelopment	6	1,137	N/A	N/A	98	N/A	N/A

Total/Weighted Average	231	12,194	-4.4%	2.0%	55	$19,702	$1.78

Weighted Average Retention	72.8%

Lease Expirations for Consolidated Properties as of September 30, 2012(2)

Year	Square Feet Related to Expiring Leases	Annualized Base Rent of Expiring Leases(3)	Percentage of Total Annualized Base Rent
	(in thousands)	(in thousands)
2012(4)	2,033	$8,616	3.7%
2013	8,331	37,282	16.2%
2014	9,113	35,116	15.3%
2015	8,358	33,477	14.6%
2016	7,191	31,490	13.7%
Thereafter	18,208	84,021	36.5%

Total occupied	53,234	$230,002	100.0%

Available or leased but not occupied	5,252

Total consolidated properties	58,486

(1)	Does not include month-to-month leases.
(2)	Assumes no exercise of lease renewal options.
(3)	Includes contractual rent increases.
(4)	Includes month-to-month leases.

Third Quarter 2012 Supplemental Reporting Package	Page 9

Acquisition and Disposition Summary

For the Nine Months Ended September 30, 2012

	Property Name	Market	Size	Occupancy at Acquisition/ Disposition	Occupancy at September 30, 2012
ACQUISITIONS:
January	4802 W Van Buren	Phoenix	76,000 sq. ft.	100.0%	0.0%
April	2995 Evergreen Drive	Atlanta	157,000 sq. ft	100.0%	100.0%
April	785 Center Avenue	Chicago	304,000 sq. ft.	50.2%	100.0%
May	Claymoore Business Center (2 buildings)	Houston	98,000 sq. ft.	95.8%	100.0%
June	11400 NW 34th Street	Miami	50,000 sq. ft.	100.0%	100.0%
June	4117 Pinnacle Point Drive	Dallas	550,000 sq. ft.	100.0%	100.0%
June	116 Lehigh Drive	New Jersey	107,000 sq. ft.	0.0%	0.0%
June	7425 Pinemont	Houston	111,000 sq. ft.	82.6%	100.0%
July	11167 White Burch	Southern California	180,000 sq. ft.	100.0%	100.0%
August	700 Milwaukee Ave.	Seattle	109,000 sq. ft.	100.0%	100.0%
August	Northwest 8 Distribution Center	Houston	267,000 sq. ft.	0.0%	0.0%
Total YTD Purchase Price — $107.4 million

DISPOSITIONS:
January	5470 Oakbrook Parkway	Atlanta	85,000 sq. ft.	85.5%	N/A
February	2820 Peterson Place	Atlanta	19,000 sq. ft.	100.0%	N/A
May	5417 Wyoming Avenue	Charlotte	80,000 sq. ft.	0.0%	N/A
June	Oak/Reg Service Center (13 buildings)	Atlanta	547,000 sq. ft	69.3%	N/A
August	2301 Cottontail Lane	New Jersey	138,000 sq. ft.	0.0%	N/A
August	Houston Portfolio (13 buildings)	Houston	1,005,000 sq. ft.	98.1%	N/A
September	1775 Hurd Drive	Dallas	85,000 sq. ft.	0.0%	N/A
Total YTD Sales Price — $85.5 million

LAND ACQUISITIONS:
March	DCT 55	Chicago	32.6 acres	N/A	N/A
September	Slover Logistics Center II	Southern California	27.8 acres	N/A	N/A
Total YTD Land Purchase Price — $21.0 million

Third Quarter 2012 Supplemental Reporting Package	Page 10

Development Overview

As of September 30, 2012

						Costs Incurred
Project	Market	Acres	Number of Buildings	Square Feet	Percent Owned	Q3-2012	Cumulative at 9/30/12	Total Projected Investment	Completion Date	Percentage Leased

				(in thousands)		(in thousands)	(in thousands)	(in thousands)
Development Activities:
Stabilized Developments
Dulles Summit Distribution Building C(1)	Baltimore/ Washington D.C.	7	1	103	95%	$84	$8,493	$9,527	Q3— 2012	100%

		7	1	103	95%	84	8,493	9,527		100%

Development Projects in Lease Up
Northwest 8 Distribution Center	Houston	16	1	267	100%	10,892	10,964	13,549	Q3— 2012	0%
Dulles Summit Distribution Building E	Baltimore/ Washington D.C	6	1	76	95%	177	6,113	7,123	Q3— 2012	100%

		22	2	343	98 5%	11,069	17,077	20,672		22%

Under Construction
DCT Commerce Center at Pan American West (Building A)	Miami	7	1	167	100%	4,506	10,279	14,354	Q4— 2012	90%
DCT Commerce Center at Pan American West (Building B)	Miami	7	1	167	100%	597	4,815	13,001	Q2— 2013	74%
DCT 55	Chicago	33	1	604	100%	10,086	18,721	27,917	Q4— 2012	0%
SCLA Expansion	So. California	7	Expansion	177	50%	2,844	3,174	6,334	Q4— 2012	100%

		54	3	1,115	96%	18,033	36,989	61,606		40%

Total Development Activities		83	6	1,561	96%	$29,186	$62,559	$91,805		40%

Projected Stabilized Yield(2)								8.1%

Build-to-Suite for Sale
Dulles Summit Outparcels	Baltimore/ Washington D.C.	5	1	61	50%	$165	$2,523	$7,429	Q2— 2013	N/ A

		5	1	61	50%	$165	$2,523	$7,429

Pre-Development
DCT Airtex Industrial Center	Houston	13			100%	$119	$3,022
8th & Vineyard	So. California	19			91%	102	5,787
Slover Logistics Center I	So. California	28			100%	1,067	15,869
Slover Logistics Center II	So. California	28			100%	14,268	14,268
Rockdale Distribution Center –Expansion	Nashville	15			100%	—	941

		103		1,520		$15,556	$39,887

(1)	Completed development and transferred to Property Overview during 2012.
(2)	Computed with rents on a straight-line basis.

Third Quarter 2012 Supplemental Reporting Package	Page 11

Indebtedness

(dollar amounts in thousands)

As of September 30, 2012

Description	Stated Interest Rate	Effective Interest Rate	Maturity Date	Balance as of September 30, 2012
SENIOR UNSECURED NOTES:
2013 Notes, fixed rate	6.11%	6.36%	June 2013	$175,000
2014 Notes, fixed rate	5.68%	6.03%	January 2014	50,000
2015 Notes, fixed rate	5.63%	5.63%	June 2015	40,000
2015 Notes, variable rate(1)	2.57%	2.57%	June 2015	175,000
2016 Notes, fixed rate	4.90%	4.89%	April & August 2016	99,000
2017 Notes, fixed rate	6.31%	6.31%	June 2017	51,000
2018 Notes, fixed rate	5.62%	5.62%	June & August 2018	81,500
2019 Notes, fixed rate	4.97%	4.97%	August 2019	46,000
2020 Notes, fixed rate	5.43%	5.43%	April 2020	50,000
2021 Notes, fixed rate	6.70%	6.70%	June & August 2021	92,500
2022 Notes, fixed rate	4.61%	7.13%	August & September 2022	130,000
2023 Notes, fixed rate	5.57%	5.57%	August 2023	35,000

				$1,025,000

MORTGAGE NOTES:
Fixed rate secured debt	5.85%	5.80%	Nov. 2012–Aug. 2025	272,602
Premiums (discounts), net of amortization				2,614

				$275,216

UNSECURED CREDIT FACILITY:
Senior unsecured revolving credit facility(2)	N/A	N/A	June 2015	—

Total carrying value of consolidated debt				$1,300,216

Fixed rate debt	5.66%	5.99%		87%
Variable rate debt	2.57%	2.57%		13%

Weighted average interest rate	5.24%	5.53%		100%

DCT PROPORTIONATE SHARE OF UNCONSOLIDATED JOINT VENTURE DEBT(3)
Institutional joint ventures				$29,585
SCLA				24,884

				$54,469

Scheduled Principal Payments of Debt as of September 30, 2012 (excluding premiums and discounts)

Year	Senior Unsecured Notes	Mortgage Notes	Unsecured Credit Facility	Total
2012	$—	$12,904	$—	$12,904
2013	175,000	39,519	—	214,519
2014	50,000	10,013	—	60,013
2015	215,000	48,384	—	263,384
2016	99,000	10,219	—	109,219
2017	51,000	6,135	—	57,135
2018	81,500	6,221	—	87,721
2019	46,000	50,819	—	96,819
2020	50,000	64,847	—	114,847
2021	92,500	18,256	—	110,756
Thereafter	165,000	5,285	—	170,285

Total	$1,025,000	$272,602	$—	$1,297,602

(1)	The $175 million term loan agreement bears interest at either 0.80% to 1.65% over prime or 1.80% to 2.65% over LIBOR, per annum at our election, depending on our leverage ratio.
(2)	The $300 million senior unsecured revolving credit facility expires on June 3, 2015 and bears interest at either 0.65% to 1.35% over prime or 1.65% to 2.35% over LIBOR, per annum at our election, depending upon our leverage ratio. There was $300.0 million available under the unsecured revolving credit facility as of September 30, 2012.
(3)	Based on DCT’s ownership share as of September 30, 2012.

Third Quarter 2012 Supplemental Reporting Package	Page 12

Capitalization and Fixed Charge Coverage

(unaudited, dollar amounts in thousands, except share price)

Capitalization at September 30, 2012

Description	Shares or Units (1)	Share Price	Market Value
	(in thousands)
Common shares outstanding	268,683	$6.46	$1,735,692
Operating partnership units outstanding	21,278	$6.46	137,456

Total equity market capitalization			1,873,148

Consolidated debt			1,300,216
Less: Noncontrolling interests’ share of consolidated debt(2)			(6,229)
Proportionate share of debt related to unconsolidated joint ventures			54,469

DCT share of total debt			1,348,456

Total market capitalization			$3,221,604

DCT share of total debt to total market capitalization			41.9%

Fixed Charge Coverage

	Three Months Ended September 30,		Nine Months Ended September 30,
	2012	2011	2012	2011
Net income (loss) attributable to common stockholders(3)	$7,548	$(8,076)	$(14,240)	$(25,087)
Interest expense	17,299	16,628	51,898	46,907
Proportionate share of interest expense from unconsolidated joint ventures	765	746	2,366	2,355
Real estate related depreciation and amortization	30,934	33,398	94,676	96,839
Proportionate share of real estate related depreciation and amortization from unconsolidated joint ventures	1,708	1,785	5,773	4,787
Income tax (benefit) expense and other taxes	68	(56)	623	105
Stock-based compensation amortization	1,063	1,092	3,078	3,757
Noncontrolling interests	713	(1,015)	(1,870)	(3,385)
Non-FFO gains on dispositions of real estate interests	(12,227)	—	(12,348)	—
Impairment losses	—	—	11,422	1,934

Adjusted EBITDA	$47,871	$44,502	$141,378	$128,212

CALCULATION OF FIXED CHARGES
Interest expense	$17,299	$16,628	$51,898	$46,907
Capitalized interest	1,113	461	2,583	2,133
Amortization of loan costs and debt premium/discount	(317)	(257)	(809)	(738)
Proportionate share of interest expense from unconsolidated joint ventures	765	746	2,366	2,355

Total fixed charges	$18,860	$17,578	$56,038	$50,657

Fixed charge coverage	2.5	2.5	2.5	2.5

(1)	Excludes 1.5 million unvested Long-Term Incentive Plan Units, 0.5 million shares of unvested Restricted Stock and 0.1 million unvested Phantom Shares outstanding as of September 30, 2012.
(2)	Amount includes the portion of consolidated debt related to properties in which there are noncontrolling ownership interests.
(3)	Includes amounts related to discontinued operations, where applicable.

Third Quarter 2012 Supplemental Reporting Package	Page 13

Investment in Unconsolidated Ventures Summary

(unaudited, dollar amounts in thousands)

Statements of Operations & Other Data

	For the Nine Months Ended September 30, 2012
	Boubyan Fund I	TRT-DCT JV I	TRT-DCT JV II	TRT-DCT JV III	JP Morgan	IDI/ DCT	IDI/ DCT Buford	Stirling Capital Investments
Total rental revenues	$7,296	$9,679	$5,356	$2,178	$15,760	$1,611	$-	$8,157
Rental expenses and real estate taxes	(1,644)	(2,879)	(1,288)	(407)	(3,880)	(499)	(26)	(1,244)

Net operating income	5,652	6,800	4,068	1,771	11,880	1,112	(26)	6,913

Depreciation and amortization	(3,484)	(5,438)	(2,326)	(895)	(7,623)	(1,248)	—	(4,739)
General and administrative	(456)	(61)	(11)	(7)	(588)	(6)	(6)	(718)
Interest expense	(5,203)	(5,212)	(2,398)	(617)	—	(510)	—	(2,719)
Interest and other income (expense)	(73)	(23)	(33)	2,458	2,883	(1)	-	(349)
Net income (loss)	$(3,564)	$(3,934)	$(700)	$2,710	$6,552	$(653)	$(32)	$(1,612)

Other Data:
Number of buildings	6	14	5	4	13	3	—	6
Square feet (in thousands)	2,647	3,561	1,744	735	4,604	1,423	—	1,984
Occupancy	84.7%	77.3%	94.3%	100.0%	89.2%	44.8%	0.0%	97.8%
DCT Ownership	20.0%	3.6%	11.4%	10.0%	20.0%	50.0%	75.0%	50.0	%(1)

Balance Sheets

	As of September 30, 2012
	Boubyan Fund I		TRT-DCT JV I		TRT-DCT JV II		TRT-DCT JV III		JP Morgan	IDI/ DCT		IDI/ DCT Buford	Stirling Capital Investments
Total investment in properties	$126,174		$207,301		$90,941		$25,380		$274,948	$54,991		$6,387	$107,484
Accumulated depreciation and amortization	(31,308)		(47,669)		(19,086)		(4,784)		(50,058)	(3,982)		—	(10,940)

Net investment in properties	94,866		159,632		71,855		20,596		224,890	51,009		6,387	96,544
Cash and cash equivalents	538		658		593		287		2,809	935		1	507
Other assets	3,520		3,543		2,283		436		5,029	1,038		3	2,933

Total assets	$98,924		$163,833		$74,731		$21,319		$232,728	$52,982		$6,391	$99,984

Other liabilities	$3,245		$3,814		$1,603		$602		$4,085	$433		$25	$16,445
Secured debt maturities — 2012	—		—		—		—		—	—		—	28,436	(7)
Secured debt maturities — 2013	—		—		—		—		—	16,675	(6)	—	21,333	(7)
Secured debt maturities — 2014	—		—		39,725	(4)	—		—	—		—	—
Secured debt maturities — 2015	—		31,607	(3)	10,048	(4)	—		—	—		—	—
Secured debt maturities thereafter	94,436	(2)	85,000	(3)	-		8,456	(5)	—	—		—	—

Total secured debt	94,436		116,6 07		49,773		8,456		—	16,675		—	49,769

Total liabilities	97,681		120,421		51,376		9,058		4,085	17,108		25	66,214
Partners or members’ capital	1,243		43,412		23,355		12,261		228,643	35,874		6,366	33,770
Total liabilities and Partners or members’ capital	$98,924		$163,833		$74,731		$21,319		$232,728	$52,982		$6,391	$99,984

(1)	Although we contributed 100% of the initial cash equity capital required by the venture, after return of certain preferential distributions on capital invested, profits and losses are generally split 50/50.
(2)	$94.4 million has a stated interest rate of 7.6% and requires principal and interest payments through maturity in 2036.
(3)	$85.0 million of debt requires interest only payments until 2017 and has a stated interest rate of 5.7%. $31.6 million of debt requires principal and interest payments through 2015 and has a stated interest rate of 6.6%.
(4)	$39.7 million of debt requires interest only payments until 2014 and has a stated interest rate of 6.2%. $10.0 million of debt requires principal and interest payments through 2015 and has a stated interest rate of 6.6%.
(5)	$8.5 million of debt requires principal and interest payments until 2016 and has a stated interest rate of 7.4%.
(6)	$16.7 million of debt requires interest only payments through October 2013 and has a variable interest rate of LIBOR plus 3.25%.
(7)	$28.4 million of debt requires interest only payments through October 2012 and has a variable interest rate of LIBOR plus 3.0%. $21.3 million of debt requires interest only payments through October 2013 and has a variable interest rate of LIBOR plus 3.0%.

Third Quarter 2012 Supplemental Reporting Package	Page 14

Definitions

Adjusted EBITDA:

Adjusted EBITDA represents net loss attributable to common stockholders before interest, taxes, depreciation, amortization, stock-based compensation expense, impairment losses, loss on business combinations, noncontrolling interest, and proportionate share of interest, depreciation and amortization from unconsolidated joint ventures, and excludes non-FFO gains. We use Adjusted EBITDA to measure our operating performance and to provide investors relevant and useful information because it allows fixed income investors to view income from our operations on an unleveraged basis before the effects of non-cash items, such as depreciation and amortization.

Annualized Base Rent:

Annualized Base Rent is calculated as monthly contractual base rent (cash basis) per the terms of the lease, as of period end, multiplied by 12.

Capital Expenditures:

Capital expenditures include building and land improvements, development costs and acquisition capital, tenant improvement and leasing costs required to maintain current revenues and/or improve real estate assets.

Cash Basis Rent Growth:

Cash basis rent growth is the ratio of the change in base rent due in the first month after the lease commencement date compared to the base rent of the last month prior to the termination of the lease, excluding new leases where there were no prior comparable leases. Free rent periods are not considered.

Cash Net Operating Income:

We calculate Cash Net Operating Income as Net Operating Income (as defined below) excluding non-cash amounts recorded for straight-line rents including related bad debt expense and the amortization of above and below market rents. See definition of Net Operating Income for additional information. DCT Industrial considers Cash NOI to be an appropriate supplemental performance measure because Cash NOI reflects the operating performance of DCT Industrial’s properties and excludes certain non-cash items that are not considered to be controllable in connection with the management of the property such as accounting adjustments for straight-line rent and the amortization of above and below market rent. Additionally, DCT Industrial presents Cash NOI, excluding revenue from lease terminations, as such revenue is not considered indicative of recurring operating performance.

Effective Interest Rate:

Reflects the impact to interest rates of GAAP adjustments for purchase price allocation and hedging transactions. These rates do not reflect the impact of other interest expense items such as fees and the amortization of loan costs.

Fixed Charges:

Fixed charges include interest expense, interest capitalized, our proportionate share of our unconsolidated joint venture interest expense and adjusted for amortization of discounts, premiums and loan costs.

Fixed Charge Coverage:

We calculate Fixed Charge Coverage as Adjusted EBITDA divided by total Fixed Charges.

Funds from Operations (“FFO”):

DCT Industrial believes that net income attributable to common stockholders, as defined by GAAP, is the most appropriate earnings measure. However, DCT Industrial considers funds from operations (“FFO”), as defined by the National Association of Real Estate Investment Trusts (“NAREIT”), to be a useful supplemental, non-GAAP measure of DCT Industrial’s operating performance. NAREIT developed FFO as a relative measure of performance of an equity REIT in order to recognize that the value of income-producing real estate historically has not depreciated on the basis determined under GAAP. FFO is generally defined as net income attributable to common stockholders, calculated in accordance with GAAP, plus real estate-related depreciation and amortization, less gains from dispositions of operating real estate held for investment purposes, plus impairment losses on depreciable real estate and impairments of in substance real estate investments in investees that are driven by measureable decreases in the fair value of the depreciable real estate held by the unconsolidated joint ventures and adjustments to derive DCT Industrial’s pro rata share of FFO of unconsolidated joint ventures. We exclude gains and losses on business combinations and include the gains or losses from dispositions of properties which were acquired or developed with the intention to sell or contribute to an investment fund in our definition of FFO. Although the NAREIT definition of FFO predates the guidance for accounting for gains and losses on business combinations, we believe that excluding such gains and losses is consistent with the key objective of FFO as a performance measure. We also present FFO excluding severance, acquisition costs, debt modification costs and impairment losses on properties which are not depreciable. We believe that FFO excluding severance, acquisition costs, debt modification costs and impairment losses on non-depreciable real estate is useful supplemental information regarding our operating performance as it provides a more meaningful and consistent comparison of our operating performance and allows investors to more easily compare our operating results. Readers should note that FFO captures neither the changes in the value of DCT Industrial’s properties that result from use or market conditions, nor the level of capital expenditures and leasing commissions necessary to maintain the operating performance of DCT Industrial’s properties, all of which have real economic effect and could materially impact DCT Industrial’s results from operations. NAREIT’s definition of FFO is subject to interpretation, and modifications to the NAREIT definition of FFO are common. Accordingly, DCT Industrial’s FFO may not be comparable to other REITs’ FFO and FFO should be considered only as a supplement to net income as a measure of DCT Industrial’s performance.

GAAP:

United States generally accepted accounting principles.

GAAP Basis Rent Growth:

GAAP basis rent growth is a ratio of the change in monthly Net Effective Rent (on a GAAP basis, including straight-line rent adjustments as required by GAAP) compared to the Net Effective Rent (on a GAAP basis) of the comparable lease. New leases where there were no prior comparable leases, due to extended downtime or materially different lease structures, are excluded.

Net Effective Rent:

Average base rental rate over the term of the lease, calculated in accordance with GAAP.

Third Quarter 2012 Supplemental Reporting Package	Page 1

Definitions

(continued)

Net Operating Income (“NOI”):

NOI is defined as rental revenues, including expense reimbursements, less rental expenses and real estate taxes, and excludes institutional capital management fees, depreciation, amortization, casualty gains, impairment, general and administrative expenses, equity in (earnings) loss of unconsolidated joint ventures, interest expense, interest and other income and income tax expense and other taxes. DCT Industrial considers NOI to be an appropriate supplemental performance measure because NOI reflects the operating performance of DCT Industrial’s properties and excludes certain items that are not considered to be controllable in connection with the management of the property such as amortization, depreciation, impairment, interest expense, interest income and general and administrative expenses. Additionally, lease termination revenue is excluded as it is not considered to be indicative of recurring operating performance. However, NOI should not be viewed as an alternative measure of DCT Industrial’s financial performance since it excludes expenses which could materially impact our results of operations. Further, DCT Industrial’s NOI may not be comparable to that of other real estate companies, as they may use different methodologies for calculating NOI. Therefore, DCT Industrial believes net income, as defined by GAAP, to be the most appropriate measure to evaluate DCT Industrial’s overall financial performance (in thousands).

	Three Months Ended September 30,		Nine Months Ended September 30,
Reconciliation of loss from continuing operations to NOI:	2012	2011	2012	2011
Loss from continuing operations	$(4,645)	$(9,822)	$(18,467)	$(31,104)
Income tax expense (benefit) and other taxes	68	(56)	623	105
Interest and other (income) expense	(194)	356	(354)	257
Interest expense	17,299	16,515	51,769	46,539
Equity in (earnings) loss of unconsolidated joint ventures, net	(1,208)	967	(784)	3,450
General and administrative	6,838	6,346	19,136	20,465
Real estate related depreciation and amortization	30,862	30,495	92,112	88,181

Impairment losses on investments in unconsolidated joint ventures	—	—	—	1,934
Casualty gains	—	—	(141)	—
Institutional capital management and other fees	(937)	(1,004)	(3,143)	(3,153)

Total GAAP net operating income	48,083	43,797	140,751	126,674
Less net operating (income) loss — non-same store properties	(4,038)	(845)	(15,175)	(4,015)

Same store GAAP net operating income	44,045	42,952	125,576	122,659
Less revenue from lease terminations	(186)	(246)	(369)	(429)

Same store GAAP net operating income, excluding revenue from lease terminations	43,859	42,706	125,207	122,230
Less straight-line rents, net of related bad debt expense	(1,059)	(1,657)	(2,449)	(5,828)
Less amortization of above/(below) market rents	(91)	(102)	(358)	(378)

Same store cash net operating income, excluding revenue from lease terminations	$42,709	$40,947	$122,400	$116,024

Ratio of Consolidated Debt to Book Value of Total Assets (Before Depreciation):

Calculated as (total consolidated debt) / (total assets with accumulated depreciation and amortization added back).

Redevelopment:

Represents assets acquired with the intention to reposition or redevelop. May include buildings taken out of service for redevelopment where we generally expect to spend more than 20% of the building's book value on capital improvements, if applicable.

Retention:

Calculated as (retained square feet + relocated square feet) / ((retained square feet + relocated square feet + expired square feet)—(square feet of vacancies anticipated at acquisition + month-to-month square feet + bankruptcy square feet + early terminations)).

Sales Price:

Contractual price of real estate sold before closing adjustments.

Same Store Population:

The same store population is determined independently for each period presented, quarter-to-date and year-to-date, by including all consolidated operating properties and properties Held for Sale that have been owned and stabilized for the entire current and prior periods presented.

Third Quarter 2012 Supplemental Reporting Package	Page 16

Definitions

(continued)

Same Store Net Operating Income Growth:

The change in same store net operating income growth is calculated by dividing the change in NOI, year over year, by the preceding period NOI, based on a same store population for the quarter most recently presented. A reconciliation of NOI and cash NOI by period is provided below; amounts are not restated for current period discontinued operations (in thousands).

	Consolidated operating data, as previously reported, for the three months ended:
Reconciliation of loss from continuing operations to NOI:	September 30, 2011	December 31, 2011	March 31, 2012	June 30, 2012	September 30, 2012
Loss from continuing operations	$(9,142)	$(4,677)	$(6,916)	$(6,850)	$(4,645)
Income tax expense (benefit) and other taxes	(56)	38	268	287	68
Interest and other (income) expense	356	53	(197)	37	(194)
Interest expense	16,628	17,104	17,028	17,540	17,299
Equity in (earnings) loss of unconsolidated joint ventures, net	967	(894)	854	(430)	(1,208)
General and administrative	6,346	5,459	5,785	6,513	6,838
Real estate related depreciation and amortization	33,398	31,106	32,139	30,747	30,862
Impairment losses	—	448	—	—	—
Impairment losses on investments in unconsolidated joint ventures	—	19	—	—	—
Casualty gains	(54)	(33)	(155)	(57)	—
Institutional capital management and other fees	(1,004)	(1,138)	(1,055)	(1,151)	(937)

Total GAAP net operating income	47,439	47,485	47,751	46,636	48,083
Less net operating income — non-same store properties	(5,877)	(6,095)	(4,430)	(2,232)	(4,038)

Same store GAAP net operating income	41,562	41,390	43,321	44,404	44,045
Less revenue from lease terminations	(262)	(179)	(73)	(110)	(186)

Same store GAAP net operating income, excluding revenue from lease terminations	41,300	41,211	43,248	44,294	43,859
Less straight-line rents, net of related bad debt expense	(875)	(1,460)	(1,078)	(799)	(1,059)
Less amortization of above/(below) market rents	(190)	(168)	(142)	(83)	(91)

Same store cash net operating income, excluding revenue from lease terminations	$40,235	$39,583	$42,028	$43,412	$42,709

	Consolidated operating data, as previously reported, for the three months ended:
Reconciliation of loss from continuing operations to NOI:	September 30, 2010	December 31, 2010	March 31, 2011	June 30, 2011	September 30, 2011
Loss from continuing operations	$(8,836)	$(12,628)	$(10,388)	$(10,596)	$(9,822)
Income tax expense (benefit) and other taxes	235	(137)	40	121	(56)
Interest and other (income) expense	(227)	(245)	(85)	(13)	356
Interest expense	15,493	15,333	15,511	13,955	16,515
Equity in loss of unconsolidated joint ventures, net	1,293	786	1,357	1,126	967
General and administrative	6,134	6,734	7,056	7,063	6,346
Real estate related depreciation and amortization	28,526	28,186	29,846	29,615	30,495
Impairment losses	—	4,100	—	—	—
Impairment losses on investments in unconsolidated joint ventures	—	216	—	1,934	—
Casualty gains	—	—	—	—	—
Institutional capital management and other fees	(1,046)	(1,082)	(1,019)	(1,129)	(1,004)

Total GAAP net operating income	41,572	41,263	42,318	42,076	43,797
Less net operating (income) loss — non-same store properties	(425)	(251)	(579)	829	(845)

Same store GAAP net operating income	41,147	41,012	41,739	42,905	42,952
Less revenue from lease terminations	(273)	(96)	(54)	(128)	(246)

Same store GAAP net operating income, excluding revenue from lease terminations	40,874	40,916	41,685	42,777	42,706
Less straight-line rents, net of related bad debt expense	(344)	(1,610)	(3,014)	(1,855)	(1,657)
Less amortization of above/(below) market rents	(90)	(17)	(115)	(85)	(102)

Same store cash net operating income, excluding revenue from lease terminations	$40,440	$39,289	$38,556	$40,837	$40,947

Change in GAAP same store NOI	1.0%	0.7%	3.8%	3.5%	2.7%

Change in cash same store NOI	-0.5%	0.7%	9.0%	6.3%	4.3%

Square Feet:

Represents square feet in building that are available for lease.

Stabilized:

Buildings are generally considered stabilized when 95% occupied.

Stock-based Compensation Amortization Expense:

Represents the non-cash amortization of the cost of employee services received in exchange for an award of an equity instrument based on the award's fair value on the grant date and amortized over the vesting period.

Total Project Investment:

An estimate of total expected capital expenditures on development properties in accordance with GAAP.

Turnover Costs:

Turnover costs are comprised of the costs incurred or capitalized for improvements of vacant and renewal spaces, as well as the commissions paid and costs capitalized for leasing transactions. The amount indicated for leasing statistics represents the total turnover costs expected to be incurred on the leases signed during the period and does not reflect actual expenditures for the period.

Yield – Under Construction (Projected):

Calculated as projected stabilized Net Operating Income divided by total projected investment

Third Quarter 2012 Supplemental Reporting Package	Page 17